UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2013 (November 6, 2013)

GASTAR EXPLORATION LTD.

GASTAR EXPLORATION USA, INC.

(Exact Name of Registrant as Specified in its Charter)

Alberta, Canada	001-32714	98-0570897
Delaware	001-35211	38-3531640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Lamar Street, Suite 650
Houston, Texas	77010
(Address of principal executive offices)	(ZIP Code)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

Item 7.01. Regulation FD Disclosure.

Exhibit 99.1 to this Current Report on Form 8-K sets forth certain information regarding Gastar Exploration USA, Inc. (“Gastar USA”), a subsidiary of Gastar Exploration Ltd. (the “Company”).

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of Gastar USA or the Parent under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following is a list of exhibits furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description of Document

99.1	Information Regarding Gastar Exploration USA, Inc.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2013	GASTAR EXPLORATION LTD.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President

EXHIBIT LIST

Exhibit No.	Description of Document

99.1	Information Regarding Gastar Exploration USA, Inc.